UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 7, 2003
Date of Report (Date of earliest event Reported):

Pixar

(Exact Name of Registrant as Specified in its Charter)

California	0-26976	68-0086179

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Park Avenue
Emeryville, CA 94608
(510) 752-3000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit
No.	Description

99.1	Press release, dated May 7, 2003, entitled “Pixar Reports First Quarter Financial Results”

ITEM 9. REGULATION FD DISCLOSURE (pursuant to Item 12).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12 — Results of Operations and Financial Condition,” is instead furnished under “Item 9 — Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 7, 2003, Pixar issued a press release announcing its earnings results for the first quarter of fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pixar

DATE: May 7, 2003	By:	/s/ ANN MATHER Ann Mather Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release, dated May 7, 2003, entitled “Pixar Reports First Quarter Financial Results”